Exhibit 10.47

INDIAN RIVER CAPITAL TRUST I

AMENDED AND RESTATED TRUST AGREEMENT

AMONG

INDIAN RIVER BANKING COMPANY, AS DEPOSITOR,

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS PROPERTY TRUSTEE,

WELLS FARGO DELAWARE TRUST COMPANY, AS RESIDENT TRUSTEE,

AND

THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

EFFECTIVE AS OF SEPTEMBER 30, 2002

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TABLE OF CONTENTS

Page
EXHIBITS

Exhibit A	Form of Certificate of Trust of Indian River Capital Trust I
Exhibit B	Form of Common Security Certificate
Exhibit C	Form of Agreement as to Expenses and Liabilities
Exhibit D	Form of Floating Rate Cumulative Trust Preferred Security Certificate
Exhibit E	Form of Transferee Letter of Representations
Exhibit F	Form of Transferor Letter of Representations

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AMENDED AND RESTATED TRUST AGREEMENT

AMENDED AND RESTATED TRUST AGREEMENT, effective as of September 30, 2002, among (i) Indian River Banking Company, a Florida corporation (including any successors or assigns, the “Depositor”), (ii) Wells Fargo Bank, National Association, a national banking association with its principal place of business in the State of Delaware, as property trustee (the “Property Trustee” and, in its separate individual capacity and not in its capacity as Property Trustee, the “Bank”), (iii) Wells Fargo Delaware Trust Company with its principal place of business in the State of Delaware, as Resident Trustee (the “Resident Trustee,” and, in its separate individual capacity and not in its capacity as Resident Trustee, the “Delaware Bank”) (iv) Paul A. Beindorf, Diana L. Walker and Phillip L. Tasker, as administrative trustees (each an “Administrative Trustee” and together the “Administrative Trustees”) (the Property Trustee, the Resident Trustee and the Administrative Trustees referred to collectively as the “Trustees”), and (v) the several Holders (as hereinafter defined).

RECITALS

WHEREAS, the Depositor, the Resident Trustee, and Administrative Trustees, have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by the entering into of that certain Trust Agreement, effective as of September 30, 2002 (the “Original Trust Agreement”), and by the execution and filing by the Resident Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on September 30, 2002, the form of which is attached as Exhibit A; and

WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities (as defined herein) by the Trust (as defined herein) to the Depositor; (ii) the issuance and sale of the Trust Preferred Securities (as defined herein) by the Trust pursuant to the Placement Agreement (as defined herein); (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as defined herein); and (iv) the appointment or continuation, as applicable of the Trustees;

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders (as defined herein), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions.

For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Trust Agreement; and

(d) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

“Act” has the meaning specified in Section 6.8 hereof.

“Additional Amount” means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Deferred Interest accrued on interest in arrears and paid by the Depositor on a Like Amount of Debentures for such period, but shall not include Additional Sums, if any.

“Additional Interest” has the meaning specified in Section 1.1 of the Indenture.

“Additional Sums” has the meaning specified in Section 1.1 of the Indenture.

“Administrative Trustee” means each of Paul A. Beindorf and Phillip L. Tasker, solely in his or her capacity as Administrative Trustee of the Trust continued hereunder and not in his or her individual capacity, or such Administrative Trustee’s successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

“Affiliate” means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person; (d) a partnership in which the specified Person is a general partner; (e) any officer or director of the specified Person; and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

“Authenticating Agent” means an authenticating agent with respect to the Trust Preferred Securities appointed by the Property Trustee pursuant to Section 5.3 hereof.

“Bank” has the meaning specified in the Preamble to this Trust Agreement.

“Bankruptcy Event” means, with respect to any Person:

(a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such Person bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of or in respect of such Person under the United States Bankruptcy Code of 1978, as amended, or any other similar applicable federal or state law, and the continuance of any such decree or order unvacated and unstayed for a period of 90 days; or the commencement of an involuntary case under the United States Bankruptcy Code of 1978, as amended, in respect of such Person, which shall continue undismissed for a period of 90 days or entry of an order for relief in such case; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of such Person or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

(b) the institution by such Person of proceedings to be adjudicated a voluntary bankruptcy, or the consent by such Person to the filing of a bankruptcy proceeding against it, or the filing by such Person of a petition or answer or consent seeking liquidation or reorganization under the United States Bankruptcy Code of 1978, as amended, or other similar applicable Federal or State law, or the consent by such Person to the filing of any such petition or to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of such Person or of its property, or a general assignment by such Person for the benefit of creditors.

“Bankruptcy Laws” has the meaning specified in Section 10.9 hereof.

“Board Resolution” means a copy of a resolution certified by the Secretary of the Depositor to have been duly adopted by the Depositor’s Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

“Business Day” means a day other than a Saturday or Sunday, a day on which banking institutions in Wilmington, Delaware or Minneapolis, Minnesota are authorized or required by law, executive order or regulation to remain closed, or a day on which the Property Trustee’s Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee are closed for business.

“Calculation Agent” has the meaning specified in Section 4.1(d) hereof.

“Certificate of Trust” means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended or restated from time to time.

“Change in 1940 Act Law” shall have the meaning set forth in the definition of “Investment Company Event.”

“Closing Date” means the date of execution and delivery of this Trust Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Securities Certificate” means a certificate evidencing ownership of Common Securities, substantially in the form attached hereto as Exhibit B.

“Common Security” means an undivided common beneficial interest in the assets of the Trust, having a per share Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Company” means Indian River Banking Company, a Florida corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended.

“Corporate Trust Office” means the office at which, at any particular time, the corporate trust business of the Property Trustee or the Debenture Trustee, as the case may be, shall be principally administered, which office at the date hereof, in each such case, is c/o Wells Fargo Bank, National Association, located at 919 Market Street, Suite 700, Wilmington, Delaware 19801, Attn: Corporate Trust Administration.

“Debenture Event of Default” means an “Event of Default” as defined in Section 7.1 of the Indenture.

“Debenture Redemption Date” means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

“Debenture Tax Event” means a “Tax Event” as specified in Section 1.1 of the Indenture.

“Debenture Trustee” means Wells Fargo Bank, National Association with its principal place of business in the State of Delaware and any successor thereto, acting not in its individual capacity but solely as trustee under the Indenture.

“Debentures” means the Seven Million Two Hundred Seventeen Thousand Dollars ($7,217,000) aggregate principal amount of the Floating Rate Junior Subordinated Deferrable Interest Debentures due November 7, 2032, issued by the Depositor pursuant to the Indenture.

“Deferred Interest” shall have the meaning set forth in Section 4.1 of the Indenture.

“Definitive Trust Preferred Securities Certificates” means Trust Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11 hereof.

“Delaware Bank” has the meaning specified in the Preamble to this Trust Agreement.

“Delaware Statutory Trust Act” means the Delaware Statutory Trust Act, 12 Del.C. Section 3801, et seq, as it may be amended from time to time.

“Depositor” has the meaning specified in the Preamble to this Trust Agreement.

“Distribution Date” has the meaning specified in Section 4.1(a) hereof.

“Distribution Period” has the meaning set forth in Section 4.1(a) hereof.

“Distribution Reset Date” has the meaning set forth in Section 4.1(d) hereof.

“Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.1 hereof.

“Early Termination Date” has the meaning specified in Section 9.2 hereof.

“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the occurrence of a Debenture Event of Default; or

(b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

(c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

(d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Trust Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

“Exchange Act” means the Securities Exchange Act of 1934 or any successor statute thereto, in each case as amended from time to time.

“Expense Agreement” means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached hereto as Exhibit C, as amended from time to time.

“Expiration Date” has the meaning specified in Section 9.1 hereof.

“Extended Interest Payment Period” has the meaning specified in Section 4.1 of the Indenture.

“Floating Distribution Rate” has the meaning specified in Section 4.1(b) hereof.

“Holder” or “Securityholder” means a Person in whose name a Trust Security is, or Trust Securities are, registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

“Indenture” means the Indenture, effective as of September 30, 2002, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

“Initial Distribution Date” means the effective date of the Initial Purchaser’s transfer of all right, title and interest in and to the Trust Preferred Securities to any Person.

“Initial Distribution Payment Period” means the period of time commencing with the Closing Date and ending upon the date of transfer of the Trust Preferred Securities by the Initial Purchaser to any Person.

“Initial Purchaser” shall mean the Person that acquires the Trust Preferred Securities upon the original issuance thereof by the Trust.

“Investment Company Act” means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

“Investment Company Event” means the receipt by the Trust and the Depositor of an Opinion of Counsel, rendered by a law firm having a recognized national securities law practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), the Trust is or shall be considered an “investment company” that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Trust Preferred Securities under this Trust Agreement; provided, however, that the Depositor or the Administrative Trustees on behalf of the Trust shall have requested and received such an Opinion of Counsel with regard to such matters within a reasonable period of time after the Depositor or the Administrative Trustees on behalf of the Trust shall have become aware of the possible occurrence of any such event.

“LIBOR” means the London Interbank Offered Rate for three-month U.S. Dollar deposits in Europe as determined by the Calculation Agent according to Section 4.1.

“Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Like Amount” means (a) with respect to a redemption of Trust Securities, Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture and the proceeds of which shall be used to pay the Redemption Price of such Trust Securities; and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed. Each Debenture distributed pursuant to clause (b) above shall carry with it accrued interest in an amount equal to the accrued and unpaid interest then due on such Debentures.

“Liquidation Amount” means the stated amount of $1,000 per Trust Security.

“Liquidation Date” means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a) hereof.

“Liquidation Distribution” has the meaning specified in Section 9.4(d) hereof.

“Majority in Liquidation Amount” means, with respect to the Trust Securities, except as provided in the terms of the Trust Preferred Securities or, if the Indenture is then required to be qualified under the Trust Indenture Act, by the Trust Indenture Act, Holder(s) of Outstanding Trust Securities voting together as a single class or, as the context may require, Holders of Outstanding Trust Preferred Securities or Holders of Outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount of all Outstanding Trust Securities of the relevant class.

“Maturity Date” means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Compounded Interest and Additional Interest (each as defined in the Indenture), if any.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, President or an Executive Vice President and by the Treasurer or the Vice President—Finance or the Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 8.17 hereof shall be the principal executive, financial or accounting officer of the Depositor. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

(a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Opinion of Counsel” means an opinion in writing of independent, outside legal counsel for the Trust, the Property Trustee, the Resident Trustee or the Depositor, who shall be reasonably acceptable to the Property Trustee.

“Original Trust Agreement” has the meaning specified in the Recitals to this Trust Agreement.

“Outstanding”, when used with respect to Trust Preferred Securities, means, as of the date of determination, all Trust Preferred Securities theretofore executed and delivered under this Trust Agreement, except:

(a) Trust Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

(b) Trust Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Preferred Securities; provided that, if such Trust Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

(c) Trust Preferred Securities which have been paid or in exchange for or in lieu of which other Trust Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5 and 5.11 hereof; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Preferred Securities that such Trustee knows to be so owned shall be so disregarded; and (b) the foregoing shall not apply at any time when all of the outstanding Trust Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee’s right to the Trust Preferred Securities of Depositor or any Affiliate of the Depositor.

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.9 hereof and shall initially be the Bank.

“Payment Account” means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures shall be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.1 and 4.2 hereof.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Placement Agreement” means the Placement Agreement, effective as of September 30, 2002, among the Trust, the Depositor and the Placement Agent named therein.

“Preferred Securities Guarantee” means the Trust Preferred Securities Guarantee Agreement executed and delivered by the Depositor and Wells Fargo Bank, National Association, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Trust Preferred Securities, as amended from time to time.

“Property Trustee” means the commercial bank or trust company identified as the “Property Trustee,” in the Preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

“Redemption Date” means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that (i) each Redemption Date must fall on a Distribution Date, and (ii) each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

“Redemption Price” means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

“Relevant Trustee” shall have the meaning specified in Section 8.11 hereof.

“Resale Restriction Termination Date” means, with respect to the offer, sale or other transfer of a Trust Preferred Security, (a) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the original issue date of such Trust Preferred Security and the last date on which the Company or any Affiliate of the Company was the owner of such Trust Preferred Security (or any predecessor of the Trust Preferred Security) and (b) such later date, if any, as may be required by applicable laws.

“Resident Trustee” means the commercial bank or trust company identified as the “Resident Trustee” in the Preamble to this Trust Agreement solely in its capacity as Resident Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Resident Trustee appointed as herein provided.

“Responsible Officer” when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office and having direct responsibility for the administration of this Trust Agreement, and also, with respect to a particular matter, any other officer of the Property Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Securities Register” and “Securities Registrar” shall have the respective meanings specified in Section 5.4 hereof.

“Securityholder” or “Holder” means a Person in whose name a Trust Security is, or Trust Securities are, registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

“Three-Month LIBOR Rate” has the meaning specified in Section 4.1(d) hereof.

“Trust” means the Delaware Statutory Trust created by the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and the execution of the Original Trust Agreement, and continued hereby and identified on the cover page to this Trust Agreement.

“Trust Agreement” means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act, if any, that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trust Preferred Securities Certificate” means a certificate evidencing ownership of Trust Preferred Securities, substantially in the form attached hereto as Exhibit D.

“Trust Preferred Security” means an undivided preferred beneficial interest in the assets of the Trust, having a per share Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

“Trust Property” means (a) the Debentures; (b) the rights of the Property Trustee, if any, under the Guarantee; (c) any cash on deposit in, or owing to, the Payment Account; (d) the Initial Contribution (as defined in Section 2.3); and (e) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the terms of this Trust Agreement.

“Trust Security” means any one of the Common Securities or the Trust Preferred Securities.

“Trust Securities Certificate” means any one of the Common Securities Certificates or the Trust Preferred Securities Certificates.

“Trustees” means, collectively, the Property Trustee, the Resident Trustee and the Administrative Trustees.

ARTICLE II

ESTABLISHMENT OF THE TRUST

Section 2.1 Name.

The Trust continued hereby shall be known as “Indian River Capital Trust I,” as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees and the Depositor may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.2 Office of the Resident Trustee; Principal Place of Business of the Trust.

The address of the Resident Trustee is c/o Wells Fargo Delaware Trust Company, 919 Market Street, Suite 700, Wilmington, Delaware 19801, Attn: Corporate Trust Administration, or such other address as the Resident Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is 919 Market Street, Suite 700, Wilmington, Delaware 19801.

Section 2.3 Initial Contribution of Trust Property; Organizational Expenses.

The Resident Trustee and Administrative Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of One Hundred Dollars ($100) (the “Initial Contribution”), which constituted the initial Trust Property; and the Property Trustee acknowledges receipt of all Trust Property pursuant to this Agreement. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

Section 2.4 Issuance of the Trust Preferred Securities.

Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute and cause to be delivered in accordance with Sections 5.2 and 5.3 Trust Preferred Securities Certificates, registered in the name of the Persons entitled thereto in an aggregate amount of Seven Thousand (7,000) Trust Preferred Securities having an aggregate Liquidation Amount of Seven Million Dollars ($7,000,000) against receipt of the aggregate purchase price of such Trust Preferred Securities of Seven Million Dollars ($7,000,000), which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

Section 2.5 Issuance of the Common Securities; Subscription and Purchase of Debentures.

Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute and cause to be delivered to the Depositor in accordance with Sections 5.2 and 5.3, a Common Securities Certificate, registered in the name of the Depositor, in an aggregate amount of 217 Common Securities having an aggregate Liquidation Amount of Two Hundred Seventeen Thousand Dollars ($217,000) against payment by the Depositor of such amount. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to Seven Million Two Hundred Seventeen Thousand Dollars ($7,217,000), and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of Seven Million Two Hundred Seventeen Thousand Dollars ($7,217,000).

Section 2.6 Declaration of Trust.

The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures; (b) to make distributions as provided herein; (c) to enter into the agreements, documents, and instruments necessary to accomplish (a) and (b); and (d) to engage in those activities necessary, advisable or incidental thereto. The Depositor hereby appoints, or confirms the appointment of, as the case may be, the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept, or confirm their acceptance, as the case may be, of such appointments. The Property Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Resident Trustee shall not be entitled to exercise any powers, nor shall the Resident Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Resident Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the residency requirements of applicable sections of the Delaware Statutory Trust Act.

Section 2.7 Authorization of Trustees to Enter into Certain Transactions.

(a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.7 and Article VIII hereof, and in accordance with the following provisions (i) and (ii), the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Administrative

Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the acts set forth in the following provision (i):

(i)	As among the Trustees, each Administrative Trustee, acting singly or jointly, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

(A)	the issuance and sale of the Trust Securities and the compliance with the Placement Agreement in connection therewith;

(B)	to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement and such other agreements or documents as may be necessary or desirable in connection with the purposes and function of the Trust;

(C)	assisting in the registration of the Trust Preferred Securities under state securities or blue sky laws, if required, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act, if required;

(D)	the application for a taxpayer identification number for the Trust;

(E)	the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

(F)	the appointment of a Paying Agent, Authenticating Agent and Securities Registrar in accordance with this Trust Agreement;

(G)	to acquire as trust assets Debentures with the proceeds of the sale of the Trust Securities;

(H)	to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

(I)	the taking of all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created; and

(J)	the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

(ii)	As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

(A)	the establishment and maintenance of the Payment Account;

(B)	the receipt of the Debentures;

(C)	the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

(D)	the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

(E)	the exercise of all of the rights, powers and privileges of a holder of the Debentures;

(F)	the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

(G)	the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

(H)	to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust;

(I)	after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine in good faith is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

(J)	registering transfers of the Trust Securities in accordance with this Trust Agreement; and

(K)	engaging in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debentures are redeemed or mature.

Except as otherwise provided in this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i).

(b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not, on behalf of the Trust (i) acquire any investments or engage in any activities not authorized by this Trust Agreement; (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a “grantor trust” for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money or issue any other debt; or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

(c) In connection with the issue and sale of the Trust Preferred Securities, the Depositor shall have the right and responsibility, and is hereby authorized, to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

(i)	the determination of the states in which to take appropriate action to qualify or, register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States; and

(ii)	the negotiation of the terms of, and the execution and delivery of, the Placement Agreement providing for the sale of the Trust Preferred Securities; and

(iii)	the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

(d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust shall not be deemed to be an “investment company” required to be registered under the Investment Company Act, shall be classified as a “grantor trust” and not as an association taxable as a corporation for United States federal income tax purposes and so that the Debentures shall be treated as indebtedness of the Depositor for

United States federal income tax purposes. In this regard, subject to Section 10.2 hereof, the Depositor and the Administrative Trustees are authorized to take any action and the Administrative Trustees are authorized to direct the Property Trustee in writing to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes. The Property Trustee shall take any action so directed by one or more of the Administrative Trustees.

Section 2.8 Assets of Trust.

The assets of the Trust shall consist of the Trust Property.

Section 2.9 Title to Trust Property.

Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.

ARTICLE III

PAYMENT ACCOUNT

Section 3.1 Payment Account.

(a) On the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits and withdrawals from the Payment Account in accordance with this Trust Agreement. All money and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

ARTICLE IV

DISTRIBUTIONS; REDEMPTION

Section 4.1 Distributions.

(a) Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from September 30, 2002, and, except during (i) the Initial Distribution Payment Period and (ii) any Extended Interest Payment

Period with respect to the Debentures, shall be payable quarterly in arrears on February 7, May 7, August 7 and November 7 of each year, (each such quarter or lesser period ending after the Initial Distribution Payment Period, a “Distribution Period”). If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a “Distribution Date”).

(b) During the Initial Distribution Payment Period, distributions on the Trust Securities shall accumulate at the rate of 3.55% per annum over the Three Month LIBOR Rate in effect from time to time computed on the Liquidation Amount of the Trust Securities and shall be computed in accordance with Section 4.1(c). Commencing upon the Initial Distribution Date, the Distributions on the Trust Securities shall be payable at a floating rate (“Floating Distribution Rate”) equal to no more than 3.75% over the Three Month LIBOR Rate (the “Rate Premium”). The Rate Premium shall be determined on the Initial Distribution Date. The Floating Distribution Rate for each Distribution Period will be set pursuant to Section 4.1(d) of this Article IV; provided, that the initial Floating Distribution Rate will be set on the Initial Distribution Date. Notwithstanding anything to the contrary herein, in no event shall the Floating Distribution Rate exceed 12% prior to November 7, 2007.

(c) The amount of Distributions payable for the Initial Distribution Payment Period and any full Distribution Period shall be computed on the basis of a 360-day year and the actual number of days in the Initial Distribution Payment Period and such Distribution Period. During any Extended Interest Payment Period with respect to the Debentures, Distributions on the Trust Preferred Securities shall be deferred for a period equal to the Extended Interest Payment Period. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

The “Three-Month LIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(i)	On the second LIBOR BUSINESS DAY (provided that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a “LIBOR Banking Day”) preceding each of March 15, June 15, August 15 and November 15 (except with respect to the Initial Distribution Payment Period and the Distribution Period commencing the day after the Initial Distribution Date) (each such date, a “Distribution Reset Date”), Wells Fargo Bank, National Association (the “Calculation Agent”), will determine the Three-Month LIBOR Rate which shall be the rate for deposits in the London interbank market in U.S. dollars having a three-month maturity which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such Distribution Reset Date. “Telerate Page 3750” means the display on Page 3750 of the Bloomberg financial Markets Commodities News (or such other page as may replace that page on that service for the purpose of displaying London interbank offered rates of major banks for U.S. dollar deposits). If the Three-Month LIBOR Rate on such Distribution Reset Date does not appear on the Telerate Page 3750, such Three-Month LIBOR Rate will be determined as described in (ii) below. “LIBOR Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on the same Distribution Reset Date, the corrected rate as so substituted will be the applicable LIBOR for that Distribution Reset Date.

(ii)	If, on any Distribution Reset Date, such rate does not appear on Telerate Page 3750 as reported by Bloomberg Financial Markets Commodities News or such other page as may replace such Telerate Page 3750, the Calculation Agent shall determine the arithmetic mean of quotations of the Reference Banks (defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the Distribution Reset Date made by the Calculation Agent to the Reference Banks. If, on any Distribution Reset Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on any Distribution Reset Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in the City of New York (as selected by the Calculation Agent) are quoting on the relevant Distribution Reset Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

(iii)	If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR in effect on the previous Distribution Reset Date (whether or not LIBOR for such period was in fact determined on such Distribution Reset Date).

(d) Distributions on the Trust Securities shall be made by the Property Trustee solely from the Payment Account and shall be payable on the Initial Distribution Date and each Distribution Date only to the extent that the Trust has funds on hand and immediately and legally available by 12:30 p.m. New York City time on the Initial Distribution Date and each Distribution Date in the Payment Account for the payment of such Distributions.

(e) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register on the relevant record date, which shall be the 15th day of the month prior to the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures. The above notwithstanding, distribution on the Trust Securities with respect to the Initial Distribution Period shall be payable to the Initial Purchaser upon the Initial Distribution Date.

Section 4.2 Redemption

(a) On each Debenture Redemption Date and on the maturity of the Debentures, the Trust shall be required to redeem a Like Amount of Trust Securities at the Redemption Price.

(b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder’s address appearing in the Securities Register. The Property Trustee shall have no responsibility for the accuracy of any CUSIP number, if any, contained in such notice. All notices of redemption shall state:

(i)	the Redemption Date;

(ii)	the Redemption Price;

(iii)	the CUSIP number, if any;

(iv)	if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

(v)	that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Trust Security to be redeemed and that Distributions thereon shall cease to accumulate on and after said date, except as provided in Section 4.2(d); and

(vi)	the place or places at which Trust Securities are to be surrendered for the payment of the Redemption Price.

(c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has immediately and legally available funds then on hand and legally available in the Payment Account for the payment of such Redemption Price.

(d) If the Property Trustee gives a notice of redemption in respect of any Trust Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date,

subject to Section 4.2(c), the Property Trustee, subject to Section 4.2(c), shall deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Trust Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, (i) all rights of Securityholders holding Trust Securities so called for redemption shall cease with respect to such Trust Securities, except the right of such Securityholders to receive the Redemption Price, without interest, (ii) such Trust Securities shall cease to be Outstanding, and (iii) any Trust Securities Certificates will be deemed to represent Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Preferred Securities Guarantee, Distributions on such Trust Securities shall continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date shall be the date fixed for redemption for purposes of calculating the Redemption Price.

(e) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date 15 days prior to the relevant Redemption Date.

(f) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Trust Preferred Securities. The particular Trust Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Trust Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to such Liquidation Amount or an integral multiple of such Liquidation Amount in excess

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thereof) of the Liquidation Amount of the Trust Preferred Securities of a denomination larger than such Liquidation Amount, provided, however, that in the event the redemption relates only to Trust Preferred Securities held by the Depositor being redeemed in exchange for a Like Amount of Debentures, the Property Trustee shall select the particular Trust Preferred Securities for redemption. The Property Trustee shall promptly notify the Securities Registrar in writing of the Trust Preferred Securities selected for redemption and, in the case of any Trust Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Trust Preferred Securities shall relate, in the case of any Trust Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Preferred Securities which has been or is to be redeemed.

Section 4.3 Subordination of Common Securities.

(a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Trust Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Trust Preferred Securities for all Distribution Periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Trust Preferred Securities then called for redemption, shall have been made or provided for, and all funds immediately and legally available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Trust Preferred Securities then due and payable.

(b) In the case of the occurrence of any Event of Default resulting from a Debenture Event of Default, the Holder of the Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Trust Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Trust Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Trust Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Trust Preferred Securities shall have the right to direct the Property Trustee to act on their behalf.

Section 4.4 Payment Procedures.

Payments of Distributions (including Additional Amounts, if applicable) in respect of the Trust Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register on the relevant record date. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

Section 4.5 Tax Returns and Reports.

The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor’s expense, and file all information returns and reports required to be filed by or in respect of the Trust by applicable taxing authorities. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate forms required to be filed in respect of the Trust in each taxable year of the Trust; and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate forms required to be furnished to such Securityholder or the information required to be provided on such forms. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with all applicable withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

Section 4.6 Payment of Taxes, Duties, etc. of the Trust.

Upon receipt under the Debentures of Additional Sums (as defined in Section 1.1 of the Indenture), the Property Trustee, at the written direction of an Administrative Trustee or the Depositor, shall promptly pay any taxes, duties or governmental charges of whatsoever nature (including withholding taxes) imposed on the Trust by the United States or any other taxing authority.

Section 4.7 Payments Under Indenture.

Any amount payable hereunder to any record holder of Trust Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received under the Indenture pursuant to Section 5.13(b) or (c) hereof.

ARTICLE V

TRUST SECURITIES CERTIFICATES

Section 5.1 Initial Ownership.

Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 hereof and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

Section 5.2 The Trust Securities Certificates.

Subject to Sections 5.4(h) and (i), the Trust Preferred Securities Certificates shall be issued in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof, and the Common Securities Certificates shall be issued in denominations of the Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee’s name pursuant to Sections 5.4, 5.11 and 5.13 hereof.

Section 5.3 Execution, Authentication and Delivery of Trust Securities Certificates.

(a) On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5 hereof, to be executed on behalf of the Trust by the manual or facsimile signature of at least one of the Administrative Trustees, cause the Common Securities Certificate to be delivered to the Depositor, and cause the Trust Preferred Securities Certificates to be delivered to the Property Trustee and upon receipt of such delivery the Property Trustee shall authenticate such Trust Preferred Securities Certificates and deliver such Trust Preferred Securities Certificates, upon written order of the Administrative Trustees on behalf of the Trust, as set forth below, in authorized denominations.

(b) A Trust Preferred Securities Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Preferred Securities Certificate has been authenticated under this Trust Agreement. Each Trust Preferred Security Certificate shall be effective the date of its authentication.

Upon the written order of the Trust signed by one of the Administrative Trustees, the Property Trustee shall authenticate and make available for delivery the Trust Preferred Securities Certificates.

The Property Trustee may appoint an Authenticating Agent acceptable to the Trust to authenticate the Trust Preferred Securities Certificates. An Authenticating Agent may authenticate the Trust Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An Authenticating Agent has the same rights as the Property Trustee to deal with the Company or the Trust.

Section 5.4 Registration of Transfer and Exchange of Trust Preferred Securities Certificates.

(a) The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8 hereof, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Trust Securities Certificates (herein referred to as the “Securities Register”) in which the registrar designated by the Depositor (the “Securities Registrar”), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Trust Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 hereof in the case of the Common Securities Certificates) and registration of transfers and exchanges of Trust Preferred Securities Certificates as herein provided. The Securities Registrar shall not be required to register the transfer of any Trust Preferred Securities that have been called for redemption. The Property Trustee shall be the initial Securities Registrar.

(b) Upon surrender for registration of transfer of any Trust Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8 hereof, the Administrative Trustees or any one of them shall, if the requirements for such transfer, as set forth herein and on the Trust Preferred Securities Certificate, are met, execute by manual or facsimile signature and deliver and the Property Trustee shall, upon written order of one of the Administrative Trustees on behalf of the Trust, authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Trust Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount effective the date of execution by such Administrative Trustee or Trustees. At the option of a Holder, Trust Preferred Securities Certificates may be exchanged for other Trust Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Trust Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.8 hereof. The procedures for exchanges shall be the same for transfers as set forth in this Subsection 5.4(b).

(c) The Trust Preferred Securities Certificates shall bear certain legends identifying certain restrictions regarding the transfer of the Trust Preferred Securities represented thereby, the first of which is referred to herein as the “Restricted Securities Legend.” The legends shall not be removed; provided, however, that the Restricted Securities Legend may be removed if the Administrative Trustees receive such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Administrative Trustees, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Administrative Trustees, shall authenticate and deliver Trust Preferred Securities Certificates that do not bear the Restricted Securities Legend.

(d) Except as permitted by Section 5.4(c) above, each Trust Preferred Security Certificate shall bear the legends in substantially the following form and a Trust Preferred

Security Certificate shall not be transferred except in compliance with such legends, unless otherwise determined by the Administrative Trustees, upon the advice of counsel, in accordance with applicable law:

THIS TRUST PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS TRUST PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. PRIOR TO (i) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF THIS TRUST PREFERRED SECURITY (OR ANY PREDECESSOR OF THIS TRUST PREFERRED SECURITY) OR (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE “RESALE RESTRICTION TERMINATION DATE”) THE HOLDER OF THIS TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE TRUST TO OFFER, SELL OR OTHERWISE TRANSFER THIS TRUST PREFERRED SECURITY ONLY (A) TO THE TRUST OR AN AFFILIATE OF THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS TRUST PREFERRED SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) PROMULGATED UNDER THE SECURITIES ACT, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (D) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS TRUST PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE TRUST’S AND THE ADMINISTRATIVE TRUSTEES’ RIGHTS PRIOR TO ANY SUCH OFFER, SALE, TRANSFER OR OTHER DISPOSITION (i) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY BY THE HOLDER OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER

INFORMATION SATISFACTORY TO THE TRUST AND THE ADMINISTRATIVE TRUSTEES TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS CERTIFICATE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE AND THE SECURITIES REGISTRAR IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE PROPERTY TRUSTEE AND THE SECURITIES REGISTRAR. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER AFTER THE EARLIER OF (i) THE TRANSFER OF THE TRUST PREFERRED SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (B) ABOVE OR (ii) THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS TRUST PREFERRED SECURITY OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THIS TRUST PREFERRED SECURITY MAY BE TRANSFERRED OR EXCHANGED ONLY IN A MINIMUM AGGREGATE LIQUIDATION AMOUNT OF NOT LESS THAN $100,000. ANY ATTEMPTED TRANSFER OF THIS TRUST PREFERRED SECURITY IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $100,000 PRIOR TO THE RESALE RESTRICTION TERMINATION DATE SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. AFTER SUCH RESALE RESTRICTION TERMINATION DATE, ANY ATTEMPTED TRANSFER OF THIS TRUST PREFERRED SECURITY IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS TRUST PREFERRED SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO RECEIVE DISTRIBUTIONS ON THIS TRUST PREFERRED SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS TRUST PREFERRED SECURITY.

IN CONNECTION WITH ANY TRANSFER., THE HOLDER WILL DELIVER TO THE SECURITIES REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED TRUST AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(e) Every Trust Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing, and, in the case of Trust Preferred Securities Certificates bearing the Restricted Securities Legends, accompanied by certification(s) in a form substantially similar to the Letters of Representations attached as Exhibit E and Exhibit F, as applicable, and evidence reasonably satisfactory to the Property Trustee or the Securities Registrar as to the compliance with the restrictions set forth in the Restricted Securities Legend. When Trust Preferred Securities Certificates are presented to the Securities Registrar to register the transfer of such certificates or to exchange such certificates which become mutilated, destroyed, defaced, stolen or lost, for an equal number of Trust Preferred Securities Certificates, the Securities Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transactions are met. Each Trust Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with its customary practice.

The Trust shall not be required to (i) issue, register the transfer of, or exchange any Trust Preferred Securities during a period beginning at the opening of business 15 calendar days before the date of mailing of a notice of redemption of any Trust Preferred Securities called for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Trust Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Trust Preferred Securities being redeemed in part.

(f) No service charge shall be made for any registration of transfer or exchange of Trust Preferred Securities Certificates but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Preferred Securities Certificates.

(g) Trust Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. Any transfer or purported transfer of any Trust Preferred Security not made in accordance with this Trust Agreement shall be null and void. A Trust Preferred Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Trust Preferred Security as provided in this Section 5.4.

(h) Prior to the Resale Restriction Termination Date, Trust Preferred Securities may only be transferred in a minimum aggregate Liquidation Amount of $100,000. Any attempted transfer of Trust Preferred Securities having an aggregate Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Trust Preferred Securities for any purpose, including, but not limited to, the receipt of Distributions on such Trust Preferred Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Trust Preferred Securities.

(i) Subsequent to the Resale Restriction Termination Date, Trust Preferred Securities may only be transferred in a minimum aggregate Liquidation Amount of $100,000. Any attempted transfer of Trust Preferred Securities subsequent to the Resale Restriction Termination Date having an aggregate Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Trust Preferred Securities for any purpose, including, but not limited to, the receipt of Distributions on such Trust Preferred Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Trust Preferred Securities.

(j) Upon issuance of the Trust Preferred Securities to the Initial Purchaser, it is understood and agreed by all Parties hereto that the Initial Purchaser is proposed to be the interim holder of the Trust Preferred Securities and is purchasing such securities to facilitate consummation of the transactions contemplated herein and in the documents ancillary hereto; therefore, any provision in this Trust Agreement to the contrary not withstanding, the Initial Purchaser shall be permitted to transfer title in and to the Trust Preferred Securities to any entity, provided the Initial Purchaser takes reasonable steps to ensure that any such transfer is exempt from registration under the Securities Act of 1933, as amended, and rules promulgated thereunder, and for purposes of any such transfer, each party to this Trust Agreement hereby waives any and all rights to receive (i) an Opinion of Counsel, Certificate of Transfer or any other Opinion, Certificate or information to which they are otherwise entitled under this Section 5.4 or elsewhere in this Trust Agreement, or (ii) to restrict in any way the Initial Purchaser’s transfer of the Trust Preferred Securities in the aforesaid manner. Furthermore, upon the Initial Purchaser’s submission of the Trust Preferred Certificate to the Property Trustee for cancellation, an Administrative Trustee shall cause to be prepared, authenticated (as set forth in Section 5.3) and delivered to the acquirer thereof, a new Trust Securities Certificate for Seven Thousand (7,000) Trust Preferred Securities having an aggregate Liquidation Amount of Seven Million Dollars ($7,000,000).

Section 5.5 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

If (a) any mutilated Trust Securities Certificate shall be surrendered to the Trust or in the case of the Trust Preferred Securities to the Property Trustee or the Securities Registrar, or if the Trust or, in the case of the Trust Preferred Securities the Property Trustee or the Securities Registrar, shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate; and (b) there shall be delivered to the Administrative Trustees or in the case of the Trust Preferred Securities to the Property Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.5, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.5 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.6 Person Deemed Securityholders.

The Trustees, the Paying Agent and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees, the Paying Agent or the Securities Registrar shall be bound by any notice to the contrary.

Section 5.7 Access to List of Securityholders’ Names and Addresses.

At any time when the Property Trustee is not also acting as the Securities Registrar, the Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) within five Business Days of each record date, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date; and (b) promptly after receipt by any Administrative Trustee or the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of the Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Property Trustee shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 5.8 Maintenance of Office or Agency.

The Trust shall maintain, or cause to be maintained, in location(s) designated by the Administrative Trustees, an office or offices or agency or agencies where Trust Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Office of the Property Trustee, as the principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor, to the Property Trustee and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

Section 5.9 Appointment of Paying Agent.

The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment

Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Administrative Trustees determine in their sole discretion that it would be in the best interests of the Trust or that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent. The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.2, 8.4 and 8.7 hereof shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.10 Ownership of Common Securities by Depositor.

On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust. To the fullest extent permitted by law, any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor into another corporation pursuant to Section 12.1 of the Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating “TO THE EXTENT PERMITTED BY APPLICABLE LAW THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION 5.10 OF THE TRUST AGREEMENT.”

Section 5.11 Trust Securities Certificates.

(a) Trust Preferred Securities Certificates representing a specified number of Trust Preferred Securities shall be issued to the Persons entitled thereto in the form of Definitive Trust Preferred Securities Certificates.

(b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

(c) Nothing in this Section 5.11 withstanding, if at any time subsequent to the date of issuance of the Definitive Trust Preferred Securities Certificates, a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding request registration of such Definitive Trust Preferred Securities Certificates with the Depository Trust Company (“DTC”), then all Holders shall submit the Definitive Trust Preferred Securities Certificates to the Administrative Trustees and the Administrative Trustees shall collect and otherwise do all things reasonably required to so register such Trust Preferred Securities with the DTC as book-entry only non-certificated Trust Preferred Securities (“Registration”). Upon Registration, whether or not the Definitive Trust Preferred Securities Certificates have been submitted to the Administrative Trustees pursuant to this Section 5.11(c), all Definitive Trust Preferred Securities Certificates shall be deemed cancelled and all Trust Securities then Outstanding shall be issued as book-entry only non-certificated Trust Preferred Securities. In the event the Trust Preferred Securities are to become book-entry in accordance with this Section 5.11(c), the Depositor and the Administrative Trustees shall be authorized to amend this Agreement, as provided in Section 10.2(b), with the consent of the Securities Registrar, such consent not to be unreasonably withheld, so as to permit the issuance of a global Trust Preferred Certificate that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Trust Preferred Securities, (ii) shall be registered in the name of DTC or its nominee, (iii) shall be executed and authenticated in accordance with such amendment and delivered by the Administrative Trustees to DTC or pursuant to its instruction, and (iv) shall bear a legend substantially as set forth in such amendment. Such amendment shall contain such other provisions as are customary for declarations of trust containing securities that may be issued in book-entry form.

Section 5.12 [Reserved].

Section 5.13 Rights of Securityholders.

(a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9 hereof, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of the Trust Preferred Securities against payment of the purchase price therefor, the Trust Preferred Securities shall be fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust. The Holders of the Trust Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b) For so long as any Trust Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Trust Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture.

(c) For so long as any Trust Preferred Securities remain Outstanding, upon a Debenture Event of Default arising from the failure to pay interest or principal on the Debentures, the Holders of any Trust Preferred Securities then Outstanding shall, to the fullest extent permitted by law, have the right to directly institute proceedings for enforcement of payment to such Holders of principal of or interest on the Debentures having a principal amount equal to the Liquidation Amount of the Trust Preferred Securities of such Holders.

ARTICLE VI

ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

Section 6.1 Limitations on Voting Rights.

(a) Except as otherwise provided in this Section 6.1, in Sections 5.13, 8.11 and 10.2 hereof and in the Indenture and as otherwise required by law, no Holder of Trust Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

(b) So long as any Debentures are held by the Property Trustee on behalf of the Trust, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures; (ii) waive any past default which is waivable under Article VII of the Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of all Outstanding Trust Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of outstanding Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Outstanding Trust Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Outstanding Trust Preferred Securities, except by a subsequent vote of the Holders of the Outstanding Trust Preferred Securities. The Property Trustee shall notify each Holder of the Outstanding Trust Preferred Securities of any notice of default received from the

Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Trust Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust shall continue to be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes on account of such action.

(c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Holders of the Trust Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise; or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Preferred Securities as a class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Outstanding Trust Preferred Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would cease to be classified as a grantor trust or would be classified as an association taxable as a corporation for United States federal income tax purposes.

Section 6.2 Notice of Meetings.

Notice of all meetings of the Holder/Holders of the Trust Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.8 hereof to each Holder of the Trust Preferred Securities of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.3 Meetings of Holder/Holders of the Trust Preferred Securities.

(a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter in respect of which Holder/Holders of the Trust Preferred Securities are entitled to vote upon the written request of the Holders of the Trust Preferred Securities of 25% of the Outstanding Trust Preferred Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders of the Trust Preferred Securities to vote on any matters as to which the Holders of the Trust Preferred Securities are entitled to vote.

(b) Holders of record of 50% of the Outstanding Trust Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

(c) If a quorum is present at a meeting, an affirmative vote by the Holders of the Trust Preferred Securities of record present, in person or by proxy, holding not less than a majority of the Trust Preferred Securities (based upon their aggregate Liquidation

Amount) held by the Holders of the Trust Preferred Securities of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

Section 6.4 Voting Rights.

Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities (with any fractional multiple thereof rounded up or down as the case may be to the closest integral multiple) in respect of any matter as to which such Securityholders are entitled to vote.

Section 6.5 Proxies, etc.

At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy, shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Holders shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and, the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 6.6 Securityholder Action by Written Consent.

Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding not less than a majority of all Outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action, or such larger proportion thereof (based upon their aggregate Liquidation Amount) as shall be required by any express provision of this Trust Agreement, shall consent to the action in writing.

Section 6.7 Record Date for Voting and Other Purposes.

For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees or the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

Section 6.8 Acts of Securityholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by

Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and conclusive in favor of the Trustees, if made in the manner provided in this Section 6.8.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

(c) The ownership of Trust Preferred Securities shall be proved by the Securities Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

(e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

(f) A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Preferred Securities Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Preferred Securities Guarantee), the Trust or any Person.

Section 6.9 Inspection of Records.

Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection at the principal executive office of the Trust (as indicated in Section 2.2 hereof) by Holders of the Trust Securities during normal business hours for any purpose reasonably related to such Securityholder’s interest as a Securityholder.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1 Representations and Warranties of the Bank and the Property Trustee.

The Bank and the Property Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Property Trustee at the time of the successor Property Trustee’s acceptance of its appointment as Property Trustee hereunder (in the case of a successor Property Trustee, the term “Bank” as used herein shall be deemed to refer to such successor Property Trustee in its separate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

(a) the Bank is a national banking association with its principal place of business in the State of Florida and is duly organized and validly existing under the laws of the United States of America or, with respect to a successor Property Trustee, either a national banking association or a state chartered bank and trust company;

(b) the Bank and Property Trustee have full power, authority and legal right to execute, deliver and perform their obligations under this Trust Agreement and have taken all necessary action to authorize the execution, delivery and performance by each of them of this Trust Agreement;

(c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Bank and such execution, delivery and performance shall not (i) violate the Bank’s charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or the State of Florida, as the case may be, governing the banking or trust powers of the Bank or the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Bank;

(e) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Bank or the Property Trustee, as the case may be, under the laws of the United States or the State of Florida, other than the filing of a Certificate of Trust with the Secretary of State of the State of Delaware;

(f) there are no proceedings pending or, to the best of the Property Trustee’s knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement; and

(g) the Property Trustee is a Person eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000.

Section 7.2 Representations and Warranties of the Delaware Bank and the Resident Trustee.

The Delaware Bank and the Resident Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Resident Trustee at the time of the successor Resident Trustee’s acceptance of appointment as Resident Trustee hereunder (the term “Delaware Bank” being used to refer to such successor Resident Trustee in its separate corporate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

(a) the Delaware Bank is either a national banking association or Delaware banking corporation duly organized, validly existing and in good standing under applicable laws of the United States of America and the State of Delaware;

(b) the Resident Trustee has full power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

(c) this Trust Agreement has been duly authorized, executed and delivered by the Resident Trustee and constitutes the valid and legally binding agreement of the Resident Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d) the execution, delivery and performance by the Resident Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Resident Trustee and does not require any approval of stockholders of the

Delaware Bank and such execution, delivery and performance shall not (i) violate the Delaware Bank’s charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Bank or the Resident Trustee is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or the State of Florida, as the case may be, governing the banking or trust powers of the Delaware Bank or the Resident Trustee (as appropriate in context) or any order, judgment or decree applicable to the Delaware Bank or the Resident Trustee;

(e) neither the authorization, execution or delivery by the Resident Trustee of this Trust Agreement nor the consummation of any of the transactions by the Resident Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Delaware Bank or the Resident Trustee, as the case may be, under the laws of the United States or the State of Florida, other than the filing of the Certificate of Trust with the Secretary of State of the State of Delaware; and

(f) there are no proceedings pending or, to the best of the Resident Trustee’s knowledge, threatened against or affecting the Delaware Bank or the Resident Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Resident Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

Section 7.3 Representations and Warranties of Depositor.

The Depositor hereby represents and warrants for the benefit of the Securityholders that:

(a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and, shall have been, duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders shall be, as of such date, entitled to the benefits of this Trust Agreement; and

(b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank, the Property Trustee or the Resident Trustee, as the case may be, of this Trust Agreement.

ARTICLE VIII

TRUSTEES

Section 8.1 Number of Trustees.

The number of Trustees initially shall be Four (4), and:

(a) at any time before the issuance of any Trust Securities, the Company may, by written instrument, increase or decrease the number of Trustees; and

(b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or pursuant to written consent; provided, however, that, the number of Trustees shall in no event be less than Four (4); provided further that (1) one Resident Trustee, which, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) there shall be at least one Trustee who is an officer of the Company and who shall serve as an Administrative Trustee; and (3) one Trustee shall be the Property Trustee, and such Property Trustee may also serve as Resident Trustee if it meets the applicable requirements.

(c) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.1(a) or (b), or if the number of Trustees is increased pursuant to Section 8.1(a) or (b), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.11 hereof.

(d) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to terminate, dissolve or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.11 hereof, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

Section 8.2 Certain Duties and Responsibilities.

(a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, also by the Trust Indenture Act, if applicable. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. No Administrative Trustee nor the Resident Trustee shall be liable for its act or omissions hereunder except as a result of its own gross negligence or willful misconduct. The

Property Trustee’s liability shall be determined under the Trust Indenture Act, if applicable, and as provided by this Trust Agreement. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.2. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee’s good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of a Trustee otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of a Trustee, as the case may be.

(b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to legally make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.2(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act, if applicable.

(c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)	the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(ii)	the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

(iii)	the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act, if applicable;

(iv)	the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 hereof and except to the extent otherwise required by law; and

(v)	the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

Section 8.3 Certain Notices.

(a) Within five Business Days after a Responsible Officer of the Property Trustee has actual knowledge of the occurrence of any Event of Default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8 hereof, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section 8.3, the term “Event of Default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

(b) The Administrative Trustees shall transmit, to the Securityholders in the manner and to the extent provided in Section 10.8 hereof, notice of the Depositor’s election to begin or further extend an Extended Interest Payment Period on the Debentures (unless such election shall have been revoked) within the time specified for transmitting such notice to the holders of the Debentures pursuant to the Indenture as originally executed.

Section 8.4 Certain Rights of the Property Trustee.

(a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action; or (ii) in construing any of the provisions of this Trust Agreement, the Property Trustee finds the same ambiguous or inconsistent with other provisions contained herein; or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders are entitled to vote under the terms of this

Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten (10) Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two (2) Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

(c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers’ Certificate;

(d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer’s Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

(e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement, or, except as provided in Section 4.5 hereof or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

(f) the Property Trustee may consult with counsel of its choice (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and, in accordance with such advice, the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

(g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may determine in its sole discretion to be appropriate;

(i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

(j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

(k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement. No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 8.5 Not Responsible for Recitals or Issuance of Securities.

The Recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

Section 8.6 May Hold Securities.

Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.9 and 8.14 hereof and except as provided in the definition of the term “Outstanding” in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.7 Compensation; Indemnity; Fees.

The Depositor agrees:

(a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), in the case of the Property Trustee, as set forth in a written agreement between the Depositor and the Property Trustee;

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all documented reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to such Trustee’s negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Resident Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct); and

(c) to indemnify each of the Trustees or any predecessor Trustee for, and to hold the Trustees harmless against, any loss, damage, claims, liability, penalty or expense of any kind or nature whatsoever, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except any such expense, disbursement or advance as may be attributable to such Trustee’s negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Resident Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct).

No Trustee, other than the Property Trustee, may claim any Lien or charge on any Trust Property as a result of any amount due and unpaid pursuant to this Section 8.7.

Section 8.8 Corporate Property Trustee Required; Eligibility of Trustees.

(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act, as applicable, to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.8, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. The Property Trustee and the Resident Trustee may be the same Person.

(b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

(c) There shall at all times be a Resident Trustee with respect to the Trust Securities. The Resident Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware; or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

Section 8.9 Conflicting Interests.

If the Property Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, if the Trust Indenture Act is then applicable to the Indenture.

Section 8.10 Co-Trustees and Separate Trustee.

(a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act, if then applicable, or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.10. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 8.10 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

(b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, conform to the terms set forth herein.

(c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(i)	The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

(ii)	The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(iii)	The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.10, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.10.

(iv)	No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

(v)	The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

(vi)	Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 8.11 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.12 hereof.

(b) Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 8.12 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

(c) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Holder of Common Securities. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Resident Trustee, or both of them, may be removed at such time by Act of the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Holder of the Common Securities at any time.

(d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and the successor Trustee shall comply with the applicable requirements of Section 8.12 hereof. If the Property Trustee or the Resident Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Resident Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and is continuing, the Holders, by Act of the Securityholders of a Majority in Liquidation Amount of the Trust Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of Section 8.12 hereof. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to an Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section 8.12 hereof. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Holder of the Common Securities or the Holders of the Trust Preferred

Securities and accepted appointment in the manner required by Section 8.12 hereof, any Securityholder who has been a Securityholder of Trust Securities for at least the past six (6) consecutive months on behalf of himself and all others similarly situated may petition a court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

(e) The Administrative Trustees shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 hereof and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

(f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Resident Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them; or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Resident Trustee, as the case may be, set forth in Section 8.8 hereof).

Section 8.12 Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Relevant Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an instrument hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and upon the execution and delivery of such instrument the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

(b) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph, as the case may be.

(c) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

Section 8.13 Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Property Trustee, the Resident Trustee or any Administrative Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.14 Preferential Collection of Claims Against Depositor or Trust.

If and when the Property Trustee or the Resident Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee or the Resident Trustee, as the case may be, shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act, if applicable, regarding the collection of claims against the Depositor or Trust (or any such other obligor).

Section 8.15 Reports by Property Trustee.

(a) The Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act, if then applicable, at the times and in the manner provided pursuant thereto (it being understood that, with respect to Section 313 thereof, no such report shall be required if none of the events set forth in such Section has occurred during the period to which such report would relate).

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

(c) The Property Trustee covenants and agrees to transmit by mail, first class postage prepaid, to the Holders of Trust Preferred Securities, as their names and addresses appear on the Securities Register, any information, documents and reports required to be transmitted by the Company pursuant to subsection (b) of Section 8.16 hereof, as soon as practicable after the receipt of such information from the Company.

Section 8.16 Reports to the Property Trustee.

(a) If applicable, the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act, if applicable, and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

(b) The Company covenants and agrees to transmit to the Property Trustee in the same form as filed with the Federal Reserve (i) its annual audited consolidated financial statements within 90 days following the end of its fiscal year and (ii) its quarterly consolidated financial statements within 45 days after the end of the first three fiscal quarters of each fiscal year; provided, however, that if subsequent to the date hereof, the Company shall become subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the Company shall instead transmit to the Property Trustee the information, documents and reports the Company is required to file with the Securities and Exchange Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act.

Section 8.17 Evidence of Compliance with Conditions Precedent.

If at any time after the date hereof the Indenture is required to be qualified under the Trust Indenture Act, each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers’ Certificate.

Section 8.18 Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) hereof; and

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

Section 8.19 Voting.

Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

ARTICLE IX

TERMINATION, LIQUIDATION AND MERGER

Section 9.1 Termination Upon Expiration Date.

Unless earlier dissolved, the Trust shall automatically dissolve on the date which is one month from receipt of final payment due under the Indenture (the “Expiration Date”) and thereafter shall distribute the Trust Property in accordance with Section 9.4 hereof.

Section 9.2 Early Termination.

The first to occur of any of the following events is an “Early Termination Event”, at which time the Trust shall dissolve and commence winding up its affairs:”

(a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

(b) delivery of written direction to the Property Trustee by the Depositor at any time (which direction is wholly optional and within the discretion of the Depositor, subject to Depositor having received prior approval of the Board of Governors of the Federal Reserve System if so required under applicable guidelines, policies or regulations thereof) to dissolve the Trust and distribute the Debentures to the Securityholders in exchange for the Trust Securities in accordance with Section 9.4 hereof;

(c) the redemption of all of the Trust Preferred Securities in connection with the redemption of all of the Debentures (whether upon a Debenture Redemption Date or the maturity of the Debentures); or

(d) the existence of an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

Section 9.3 Termination.

The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4 hereof, or upon the redemption of all of the Trust Securities pursuant to Section 4.2 hereof, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing of a Certificate of Cancellation by the Administrative Trustees under the Delaware Statutory Trust Act.

Section 9.4 Liquidation.

(a) If an Early Termination Event specified in clause (a), (b), or (d) of Section 9.2 hereof occurs or upon the Expiration Date, the Trust shall be liquidated by the

Trustees in accordance with their respective duties hereunder as provided herein as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 9.4(d) below. Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder’s address appearing in the Securities Register. All notices of liquidation shall:

(i)	state the Liquidation Date;

(ii)	state that from and after the Liquidation Date, the Trust Securities shall no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange shall be deemed to represent a Like Amount of Debentures; and

(iii)	provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.4(d) hereof applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall in good faith deem appropriate.

(b) Except where Section 9.2(c) or 9.4(d) hereof applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

(c) Except where Section 9.2(c) or 9.4(d) hereof applies, after the Liquidation Date, (i) the Trust Securities shall no longer be deemed to be Outstanding; (ii) certificates representing a Like Amount of Debentures shall be issued to Holders of Trust Securities Certificates upon surrender of such certificates to the Administrative Trustees or their agent for exchange; (iii) any Trust Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of Trust Securities Certificates with respect to such Debentures); and (iv) all rights of Securityholders holding Trust Securities shall cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

(d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined in good faith by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines in good faith. In such event, on the date of the dissolution of the Trust, Securityholders shall be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities shall be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Trust Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Trust Preferred Securities shall have a priority over the Common Securities.

Section 9.5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.

The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.5. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Trust Preferred Securities, the Property Trustee or the Resident Trustee, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that:

(a)	such successor entity either:

(i)	expressly assumes all of the obligations of the Trust with respect to the Trust Preferred Securities; or

(ii)	substitutes for the Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Trust Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise.

(b) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures;

(c) the Successor Securities are listed or traded, or any Successor Securities shall be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Trust Preferred Securities are then listed or quoted, if any;

(d) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Securities) in any material respect;

(e) such successor entity has a purpose substantially identical to that of the Trust;

(f) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that:

(i)	such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Preferred Securities (including any Successor Securities) in any material respect; and

(ii)	following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity shall be required to register as an “investment company” under the Investment Company Act; and

(g) the Depositor owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1 Limitation of Rights of Securityholders.

The death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 10.2 Amendment.

(a) This Trust Agreement may be amended from time to time by the Administrative Trustees and the Depositor, without the consent of any Securityholders, the Property Trustee or the Resident Trustee, (i) as provided in Section 8.12 hereof with respect to acceptance of appointment by a successor Trustee; (ii) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, that shall not be inconsistent with the other provisions of this Trust Agreement; or (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust shall be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust shall not be required to register as an “investment company” under the Investment Company Act; provided, however, that in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders, the Property Trustee and the Resident Trustee.

(b) Except as provided in Section 6.1(c) or Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Administrative Trustees and the Depositor (i) with the consent of Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding; and (ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment shall not affect the Trust’s status as a grantor trust for United States federal income tax purposes or the Trust’s exemption from status of an “investment company” under the Investment Company Act.

(c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or Section 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

(d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an “investment company” under the Investment Company Act or to fail or cease to be classified as a grantor trust for United States federal income tax purposes.

(e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

(f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

(g) Notwithstanding any other provision of this Trust Agreement, without the consent of the Property Trustee and/or the Resident Trustee, as applicable, this Trust Agreement may not be amended in any manner, and neither the Property Trustee nor the Resident Trustee shall be required to enter into any amendment to this Trust Agreement, which affects the rights, privileges, powers, duties, obligations or immunities of the Property Trustee or the Resident Trustee under this Trust Agreement or the Trust Securities. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any proposed amendment to this Trust Agreement is in compliance with this Trust Agreement.

Section 10.3 Severability.

In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.4 Governing Law.

THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF). PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OR THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL (F) RESTRICTIONS OR LIMITATIONS ON THE

PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS TRUST AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST. THE PARTIES HERETO HEREBY CONSENT TO (i) THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND (ii) SERVICE OF PROCESS BY MAIL IN ACCORDANCE WITH SECTION 10.8 HEREOF.

Section 10.5 Payments Due on Non-Business Day.

If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as though made on the date fixed for such payment.

Section 10.6 Successors.

This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee(s), including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article XII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor’s obligations hereunder, the Depositor shall not assign its obligations hereunder.

Section 10.7 Headings.

The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

Section 10.8 Reports, Notices and Demands.

Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of the Trust Preferred Securities, to such Holder of the Trust Preferred Securities as such Securityholder’s name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities or the Depositor, to

Indian River Banking Company,

958 20th Place Vero Beach, Florida 32960,

Attention: Phillip L. Tasker,

Facsimile no.: (772) 563-2353.

Any notice to Holders of the Trust Preferred Securities shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Resident Trustee, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to Wells Fargo Bank, National Association, 919 Market Street, Suite 700, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; (b) with respect to the Resident Trustee, to Wells Fargo Delaware Trust Company at 919 Market Street, Suite 700, Wilmington, Delaware 19801; and (c) with respect to the Trust or the Administrative Trustees, to them at the address above for notices to the Depositor, marked “Attention: Administrative Trustees of Capital Trust.” Such notice, demand or other communication to or upon the Trust, the Property Trustee, the Resident Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee, the Resident Trustee or the Administrative Trustees.

Section 10.9 Agreement not to Petition.

Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code of 1978, as amended, collectively, “Bankruptcy Laws”) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor or any of the Trustees takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor (which expense shall be paid prior to the filing), it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor or such Trustee against the Trust or the commencement of such action and raise the defense that the Depositor or such Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

Section 10.10 Applicability of Trust Indenture Act; Conflict.

(a) Unless and until the Indenture is required to be qualified under the Trust Indenture Act so that the provisions thereof are applicable, (i) the provisions of the Trust Indenture Act do not apply to this Trust Agreement and are not given effect; and (ii) notwithstanding any other provision of this Trust Agreement (including without limitation Sections 8.2(c), 8.4(b) and (i), 8.7(b) and 8.7(c) hereof), no Trustee shall be liable for its own simple negligence, but shall only be liable for its own gross negligence.

(b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

(c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, and the Trust Indenture Act is then applicable to this Trust Agreement, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be. The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 10.11 Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS. WITHOUT LIMITING THE FOREGOING, BY ACCEPTANCE OF A TRUST PREFERRED SECURITY, EACH HOLDER THEREOF SHALL BE DEEMED TO HAVE AGREED TO TREAT, FOR ALL UNITED STATES FEDERAL INCOME TAX AND FINANCIAL ACCOUNTING PURPOSES, THE DEBENTURES AS INDEBTEDNESS OF THE COMPANY AND THE TRUST PREFERRED SECURITIES AS EVIDENCING AN UNDIVIDED PREFERRED BENEFICIAL OWNERSHIP INTEREST IN THE DEBENTURES.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, this Trust Agreement is dated as set forth below and effective as of the day and year first above written.

Indian River Banking Company

By:	/s/ Paul A. Beindorf
Name:	Paul A. Beindorf
Title:	President & CEO
Date:	September 26, 2002

Wells Fargo Bank, National Association, as Property Trustee

By:	/s/ Edward L. Truitt, Jr.
Name:	Edward L. Truitt, Jr.
Title:	Vice President
Date:

Wells Fargo Delaware Trust Company, as Resident Trustee

By:	/s/ Edward L. Truitt, Jr.
Name:	Edward L. Truitt, Jr.
Title:	Vice President
Date:

/s/ Paul A. Beindorf
Paul A. Beidorf, As Administrative Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED TRUST AGREEMENT]

/s/ Diana L. Walker
Diana L. Walker, As Administrative Trustee

/s/ Phillip Tasker
Philip Tasker, As Administrative Trustee

[SIGNATURE PAGE TO AMENDED AND RESTATED TRUST AGREEMENT]

EXHIBIT A

FORM OF CERTIFICATE OF TRUST

OF

INDIAN RIVER CAPITAL TRUST I

THIS CERTIFICATE OF TRUST OF Indian River Capital Trust I (the “Trust”), is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. §§ 3801, et seq. (the “Act).

1. NAME. The name of the statutory trust formed hereby is Indian River Capital Trust I.

2. RESIDENT TRUSTEE. The name and business address of the trustee of the Trust meeting the requirements of Section 3807 of the Act is Wells Fargo Delaware Trust Company, 919 N. Market Street, 7th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust will be effective upon filing.

IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust in accordance with the Act.

Paul A. Beindorf, as Administrative Trustee

Diana L. Walker, as Administrative Trustee

Phillip L. Tasker, as Administrative Trustee

WELLS FARGO DELAWARE TRUST COMPANY, as Resident Trustee

By:
Name:
Title:

A-1

EXHIBIT B

FORM OF COMMON SECURITY CERTIFICATE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

TO THE EXTENT PERMITTED BY APPLICABLE LAW THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN ACCORDANCE WITH SECTION 5.10 OF THE TRUST AGREEMENT.

Certificate Number

Number of Common Securities: 217

Certificate Evidencing Common Securities

of

Indian River Capital Trust I

Common Securities

Indian River Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that Indian River Banking Company (the “Holder”) is the registered owner of 217 common securities of the Trust representing undivided common beneficial interests in the assets of the Trust and designated the Common Securities (the “Common Securities”). The designations, rights, privileges, restrictions, preferences, and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust effective as of September 30, 2002, as the same may be amended from time to time (the “Trust Agreement”), including the designation of the terms of the Common Securities as set forth therein. The Trust shall furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

B-1

IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate effective as of September 30, 2002.

Indian River Capital Trust I

By:
Name:
Title:	Administrative Trustee

Indian River Banking Company

By:
Name:
Title:

B-2

EXHIBIT C

FORM OF AGREEMENT AS TO EXPENSES AND LIABILITIES

AGREEMENT AS TO EXPENSES AND LIABILITIES (this “Agreement”) effective as of September 30, 2002, between Indian River Banking Company, a Florida corporation (the “Company”), and Indian River Capital Trust I, a Delaware statutory trust (the “Trust”).

RECITALS

WHEREAS, the Trust intends to issue its common securities (the “Common Securities”) to, and receive Floating Rate Junior Subordinated Deferrable Interest Debentures due November 7, 2032 (the “Debentures”) from the Company, and to issue and sell Preferred Securities (the “Trust Preferred Securities”) with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust effective as of September 30, 2002, as the same may be amended from time to time (the “Trust Agreement”).

NOW, THEREFORE, in consideration of the purchase by each holder of the Trust Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges shall be made in reliance upon the execution and delivery of this Agreement, the Company, including in its capacity as holder of the Common Securities, and the Trust hereby agree as follows:

ARTICLE 1

Section 1.1 Guarantee by the Company.

Subject to the terms and conditions hereof, the Company, including in its capacity as holder of the Common Securities, hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the “Beneficiaries”) the full payment when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, “Obligations” means any costs, expenses or liabilities of the Trust other than obligations of the Trust to pay to holders of any Trust Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Trust Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

Section 1.2 Term of Agreement.

This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Trust Preferred Securities (whether upon redemption, liquidation, exchange or otherwise); and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Trust Preferred Securities or any Beneficiary must restore payment of any sums paid under the Trust Preferred Securities, under any obligation, under the Trust Preferred

Securities Guarantee Agreement effective September 30, 2002 by the Company and Wells Fargo Bank, National Association, as guarantee trustee or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

Section 1.3 Waiver of Notice.

The Company hereby waives notice of acceptance of this Agreement and of any obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 1.4 No Impairment.

The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

(a) the extension of time for the payment by the Trust of all or any portion of the obligations or for the performance of any other obligation under, arising out of, or in connection with, the obligations;

(b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

(c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust. There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

Section 1.5 Enforcement.

A Beneficiary may enforce this Agreement directly against the Company, and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

ARTICLE 2

(i)	Section Binding Effect.

All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

(ii)	Section Amendment.

So long as there remains any Beneficiary or any Trust Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to any of the holders of the Trust Preferred Securities.

(iii)	Notices.

Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same by facsimile transmission (confirmed by mail), telex, or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer back, if sent by telex):

Indian River Capital Trust I

919 Market Street, Suite 700

Wilmington, Delaware 19801

Facsimile No.: (302) 575-2006

Attention: Administrative Trustee

Indian River Banking Company

958 20th Place Vero Beach, FL 32960

Facsimile No.:(772) 563-2353

Attention: Phillip L. Tasker

(iv)	This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York (without regard to conflict of laws principles). The parties hereto consent to (i) the non-exclusive jurisdiction of the courts of the State of Delaware and (ii) service of process by mail in accordance with Section 2.3 hereof

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is to be effective as of September 30, 2002.

Indian River Banking Company

By:

Name:

Title:

Date:

Indian River Capital Trust I

By:

Name:

Title:

Date:

[Signature Page to Agreement as to Expenses and Liabilities]

EXHIBIT D

FORM OF

FLOATING RATE CUMULATIVE TRUST PREFERRED

SECURITY CERTIFICATE

OF INDIAN RIVER CAPITAL TRUST I

THIS TRUST PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS TRUST PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. PRIOR TO (i) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE OF THE TRUST WAS THE OWNER OF THIS TRUST PREFERRED SECURITY (OR ANY PREDECESSOR OF THIS TRUST PREFERRED SECURITY) OR (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE “RESALE RESTRICTION TERMINATION DATE”), THE HOLDER OF THIS TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE TRUST TO OFFER, SELL OR OTHERWISE TRANSFER THIS TRUST PREFERRED SECURITY ONLY (A) TO THE TRUST OR AN AFFILIATE OF THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS TRUST PREFERRED SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) PROMULGATED UNDER THE SECURITIES ACT, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (D) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS TRUST PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE TRUST’S AND THE ADMINISTRATIVE TRUSTEES’ RIGHT PRIOR TO ANY SUCH OFFER, SALE, TRANSFER OR OTHER DISPOSITION, (i) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY BY THE HOLDER OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUST AND THE ADMINISTRATIVE TRUSTEE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT

SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS CERTIFICATE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE AND THE SECURITIES REGISTRAR IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE OF TRANSFER RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE OF TRANSFER TO THE PROPERTY TRUSTEE AND THE SECURITIES REGISTRAR. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER AFTER THE EARLIER OF (i) THE TRANSFER OF THE TRUST PREFERRED SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (B) ABOVE OR (ii) THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS TRUST PREFERRED SECURITY OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THIS TRUST PREFERRED SECURITY MAY BE TRANSFERRED OR EXCHANGED ONLY IN A MINIMUM AGGREGATE LIQUIDATION AMOUNT OF NOT LESS THAN $100,000. ANY ATTEMPTED TRANSFER OF THIS TRUST PREFERRED SECURITY IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $100,000 PRIOR TO THE RESALE RESTRICTION TERMINATION DATE SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. AFTER SUCH RESALE RESTRICTION TERMINATION DATE, ANY ATTEMPTED TRANSFER OF THIS TRUST PREFERRED SECURITY IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS TRUST PREFERRED SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO RECEIVE DISTRIBUTIONS ON THIS TRUST PREFERRED SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS TRUST PREFERRED SECURITY.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITIES REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED TRUST AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number

Number of Trust Preferred Securities: Seven Thousand (7,000)

Certificate Evidencing Trust Preferred Securities

of

Indian River Capital Trust I

Floating Rate Cumulative Trust Preferred Securities

(liquidation amount $1,000 per Trust Preferred Security)

Indian River Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that Bear, Stearns Securities Corp. (the “Holder”) is the registered owner of Seven Thousand (7,000) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the Floating Rate Cumulative Trust Preferred Securities (liquidation amount $1,000 per Trust Preferred Security) (the “Trust Preferred Securities”). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined herein). The designations, rights, privileges, restrictions, preferences, and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust effective as of September 26, 2002, as the same may be amended from time to time (the “Trust Agreement”), including the designation of the terms of Trust Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee Agreement entered into by Indian River Banking Company, a Florida corporation, and Wells Fargo Bank, National Association, as guarantee trustee, effective as of September 26, 2002, as the same may be amended from time to time (the “Preferred Securities Guarantee”), to the extent provided therein. The Trust shall furnish a copy of the Trust Agreement and the Preferred Securities Guarantee to the Holder without charge upon written request to the Trust at its principal place of business.

Capitalized terms used herein but not otherwise defined shall have the meanings assigned them in the Trust Agreement. Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

Unless the Certificate of Authentication has been manually executed by the Property Trustee or the Authenticating Agent, this certificate is not valid or effective.

IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this Certificate this September 26, 2002.

Indian River Capital Trust I

By:
_______________________________________, as
Administrative Trustee

By:
_______________________________________, as
Administrative Trustee

By:
_______________________________________, as
Administrative Trustee

PROPERTY TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Floating Rate Cumulative Trust Preferred Securities referred to in the within-mentioned Trust Agreement.

Wells Fargo Bank, National Association, as
Property Trustee/Authenticating Agent

By
AUTHORIZED SIGNATORY

[REVERSE OF CERTIFICATE]

The Trust Preferred Securities represent undivided preferred beneficial interests in the Trust Property. Distributions payable on the Trust Preferred Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. The Initial Distribution Payment Period shall accumulate from September 26, 2002 to the Initial Distribution Date at the rate of          above the Three Month LIBOR Rate (the “Initial Rate”). Other than (i) the Initial Distribution Date and (ii) any Extended Interest Payment Period with respect to the Debentures, distributions shall be payable quarterly in arrears on February 7, May 7, August 7 and November 7 of each year (each a “Distribution Date”) at the rate per annum of          above the Three-Month LIBOR Rate (the “Floating Distribution Rate”). The Initial and Floating Distribution Rates shall be multiplied by the Aggregate Liquidation Amount of the Trust Preferred Securities outstanding as of each Distribution Date. If a Distribution Date is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day. In no event shall the Floating Distribution Rate exceed 12.5% prior to June 30, 2007.

The “Three-Month LIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(i)	On the second LIBOR Business Day (provided that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a “LIBOR Banking Day”) preceding each of March 15, June 15, September 15 and December 15 (except with respect to the Initial Distribution Payment Period and the Distribution Period commencing the day after the Initial Distribution Date) (each such date, a “Distribution Reset Date”), Wells Fargo Bank, National Association (the “Calculation Agent”), will determine the Three-Month LIBOR Rate which shall be the rate for deposits in the London interbank market in U.S. dollars having a three-month maturity which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such Distribution Reset Date. “Telerate Page 3750” means the display on Page 3750 of the Bloomberg Financial Markets Commodities News (or such other page as may replace that page on that service for the purpose of displaying London interbank offered rates of major banks for U.S. dollar deposits). If the Three-Month LIBOR Rate on such Distribution Reset Date does not appear on the Telerate Page 3750, such Three-Month LIBOR Rate will be determined as described in (ii) below. “LIBOR Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on the same Distribution Reset Date, the corrected rate as so substituted will be the applicable LIBOR for that Distribution Reset Date.

(ii)	If, on any Distribution Reset Date, such rate does not appear on Telerate Page 3750 as reported by Bloomberg Financial Markets Commodities News or such other page as may replace such Telerate Page 3750, the Calculation Agent shall determine the arithmetic mean of quotations of the Reference Banks (defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the Distribution Reset Date made by the Calculation Agent to the Reference Banks. If, on any Distribution Reset Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on any Distribution Reset Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in the City of New York (as selected by the Calculation Agent) are quoting on the relevant Distribution Reset Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

(iii)	If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR in effect on the previous Distribution Reset Date (whether or not LIBOR for such period was in fact determined on such Distribution Reset Date).

The amount payable for any Distribution Period shall be computed on the basis of a 360-day year and the actual number of days in such Distribution Period. In the event that any date on which distribution is payable is not a Business Day, then payment shall be made on the next succeeding day that is a Business Day except that, if such Business Day is in the next succeeding calendar year, payment will be made on the immediately preceding Business Day.

The Company shall have the right, at any time and from time to time during the term of the Debentures so long as no Debenture Event of Default has occurred and is continuing, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 20 consecutive quarters (the “Extended Interest Payment Period”), during which Extended Interest Payment Period the payment of interest due and payable shall be deferred; provided that no Extended Interest Payment Period may extend beyond the Maturity Date of the Debentures or end on a date other than an Interest Payment Date for the Debentures. As a consequence of such deferral, Distributions on the Trust Preferred Securities will also be deferred for a period equal to the Extended Interest Payment Period. Notwithstanding such deferral, Distributions, the payment of which has been deferred because of the extension of the interest payment period pursuant to the Indenture will continue to accumulate with interest thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Floating Distribution Rate as in effect during each quarter of the Extended Interest Payment Period, compounded quarterly. At the end of the

Extended Interest Payment Period, the Company shall calculate (and deliver such calculation to the Property Trustee) and pay all Distributions accrued and unpaid on the Trust Securities that shall be payable to the Holders in whose names the Trust Securities are registered in the Securities Register on the first record date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period so long as no Event of Default under the Indenture has occurred and is continuing, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Maturity Date of the Debentures or end on a date other than an Interest Payment Date for the Debentures. Upon the termination of any Extended Interest Payment Period and upon the payment of all Deferred Interest (as defined in the Indenture) then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No Distributions on the Trust Securities shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the Distributions accrued during an Extended Interest Payment Period.

The Floating Distribution Rate and amount of Distributions to be paid on the Trust Securities for each Distribution Period will be determined by the calculation agent (“Calculation Agent”). Wells Fargo Bank, National Association shall be the initial Calculation Agent. All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Trust Securities. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Floating Distribution Rate for any Distribution Period, or that the Company proposes to remove such Calculation Agent, or that the Calculation Agent proposes to terminate its service as Calculation Agent, the Company shall appoint another Person which is a bank, trust company, investment banking firm or other financial institution, to act as the Calculation Agent. The Calculation Agent shall certify the Floating Distribution Rate on each Distribution Reset Date and shall provide a copy of such certification to the Property Trustee as soon as practicable following each Distribution Reset Date. The Property Trustee shall provide written notice of the Floating Distribution Rate as certified by the Calculation Agent to each holder of Trust Securities as set forth in the Securities Register for the Trust Securities no later than five Business Days following each Distribution Reset Date.

Distributions on the Trust Securities shall be made by the Property Trustee solely from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds on hand and legally immediately available by 12:30 p.m. on each Distribution Date in the Payment Account for the payment of such Distributions.

Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register on the relevant record date, which shall be the 15th day of the month prior to the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures.

The Trust will furnish without charge to any registered Holder of Trust Preferred Securities who so requests, a copy of the Trust Agreement and the Preferred Securities Guarantee. Any such request should be in writing and addressed to Indian River Capital Trust I, 919 Market Street, Suite 700

Wilmington, Delaware 19801, or to the Securities Registrar (as defined in the Trust Agreement).

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN CON	- as tenants in common
TEN ENT	- as tenants in the entireties
JT TEN	- as joint tenants with right of survival
UNIF GIFT MIN ACT	- under Uniform Gift to Minors Act and not as tenants

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(Please insert social security or other identifying number of assignee)

(insert address and zip code of assignee)

the within Certificate and all rights and interests represented by the Trust Preferred Securities evidenced thereby, and hereby irrevocably constitutes and appoints attorney to transfer the said Trust Preferred Securities on the books of the within-named Trust with full power of substitution in the premises.

Date:	Signature:
Note: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (i.e., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program).

CERTIFICATE OF TRANSFER

Wells Fargo Bank, National Association,

as Property Trustee and Securities Registrar

Re: Trust Preferred Securities (the “Securities”) of Indian River Capital Trust I (the “Trust”)

This letter relates to $                 liquidation amount of the Securities beneficially owned in the name of                      (the “Transferor”). The Transferor has requested a transfer of such beneficial interest to such Person as the Transferor instructs the Property Trustee.

In connection with such request, the Transferor hereby certifies that if such transfer is being requested prior to (X) the date which is two years (or such other shorter period of time as permitted by Rule 144(k) under the Securities Act of 1933, as amended (the “Securities Act”)) after the later of (i) the original issue date of the Securities or (ii) the last date on which the Trust or any affiliate of the Trust was the owner of the Securities (or any predecessor of the Securities) or (Y) such later date, if any, as may be required by applicable laws, then the transfer of the Securities is being made:

[CHECK ONE]

1.	☐	to the Trust or an affiliate of the Trust;

Or

2.	☐	pursuant to a registration statement which has been declared effective under the Securities Act;

Or

3.	☐	pursuant to and in accordance with Rule 144A under the Securities Act (“Rule 144A”), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A that is purchasing for its own account or for the account of a Qualified Institutional Buyer in compliance with Rule 144A;

Or

4.	☐	to an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account, or for the account of such an institutional “accredited investor,” for investment purposes and not with a view to or for offer or sale in connection with, any distribution in violation of the Securities Act;

Or

5.	☐	pursuant to any available exemption from the registration requirements of the Securities Act;

and the Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States or any other applicable jurisdiction.

Unless one of the boxes is checked, the Securities Registrar will refuse to register any of the Securities evidenced by this Certificate in the name of any Person other than the Holder hereof; provided, however, that if box (4) or (5) is checked, the Securities Registrar may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Trust and Administrative Trustees have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If box (4) is checked, the transferee must also provide to the Securities Registrar a Transferee Letter of Representations in the form attached to the Trust Agreement. After the date that a registration statement with respect to the Securities represented by this Certificate has been filed and so long as such registration statement has been declared effective under the Securities Act and so long as such registration statement continues to be effective, only then may the Securities Registrar permit transfers for which box (2) has been checked.

This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc: Indian River Capital Trust I

EXHIBIT E

FORM OF TRANSFEREE LETTER OF REPRESENTATIONS

(TO BE EXECUTED BY TRANSFEREES OTHER THAN

QUALIFIED INSTITUTIONAL BUYERS)

Indian River Capital Trust I

c/o Indian River Banking Company

958 20th Place

Vero Beach, Florida 32960

Ladies and Gentlemen:

In connection with the proposed transfer to us of Floating Rate Trust Preferred Securities (the “Trust Preferred Securities”) of Indian River Capital Trust I (the “Trust”), we confirm that:

1. We understand that the Trust Preferred Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or other applicable securities laws, and may not be offered, sold or otherwise transferred except as permitted in the following sentence. We agree on our behalf and on behalf of any investor account for which we are purchasing Trust Preferred Securities to offer, sell or otherwise transfer such Trust Preferred Securities prior to the date which is two years after the later of the date of original issue thereof and the last date on which the Trust or any “affiliate” as defined in the Securities Act of the Trust was the owner of such Trust Preferred Securities (or any predecessor thereto) (the “Resale Restriction Termination Date”) only (a) to Indian River Banking Company (the “Company”), (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Trust Preferred Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional “accredited investor” (an “Accredited Investor”) within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Trust Preferred Securities for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer and sale in connection with, any distribution in violation of the Securities Act or (e) pursuant to any other available exemption from the registration requirements under the Securities Act, subject to the right of the Trust and Company prior to any such offer, sale or transfer (i) pursuant to clause (d) or (e) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them and (ii) in each of the foregoing cases, to require that the transferor deliver to the Property Trustee and the Securities Registrar a Certificate of Transfer in the form appearing on the Trust Preferred Securities Certificate.

2. We are purchasing for our own account, or we are an Institutional Accredited Investor purchasing for the account of another Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such

E-1

knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Trust Preferred Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

3. Prior to the Resale Restriction Termination Date, in the event that we purchase any Trust Preferred Securities or any Debentures, we will acquire such Trust Preferred Securities having an aggregate stated liquidation amount of not less than $100,000, or such Debentures having an aggregate principal amount of not less than $100,000, for our own account and for each separate account for which we are acting.

4. Subsequent to the Resale Restriction Termination Date, in the event that we purchase any Trust Preferred Securities or any Debentures, we will acquire such Trust Preferred Securities having an aggregate stated liquidation amount of not less than $100,000 or such Debentures having an aggregate principal amount of not less than $100,000, for our own account and for each separate account for which we are acting.

5. You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6. We are not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan to which Section 4975 of the Internal Revenue Code of 1986 (“Code”) is applicable, a trustee or other person acting on behalf of such employee benefit plan or plan, or any other person or entity using the assets of any employee benefit plan or plan to finance such purchase, and such purchase will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which there is no applicable statutory or administrative exemption. We make this representation to the trustees of the Trust and to the Company.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

Name of Purchaser:

By:
Date:

The Trust Preferred Securities will be registered in the name of the beneficial owner as follows:

Name:
Address:
Taxpayer ID Number:

E-2

EXHIBIT F

FORM OF TRANSFEROR LETTER OF REPRESENTATIONS

(TO BE EXECUTED FOR TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS)

Indian River Capital Trust I

919 Market Street, Suite 700

Wilmington, Delaware 19801

Date: September 30, 2002

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Trust Agreement, effective as of September 26, 2002 (the “Trust Agreement”) among Paul A. Beindorf and Phillip L. Tasker, as Administrative Trustees, Wells Fargo Delaware Trust Company as Resident Trustee, Wells Fargo Bank, National Association, as Property Trustee, Indian River Banking Company, as Depositor (the “Company”), and the holders from time to time of undivided preferred beneficial interests in the assets of Indian River Capital Trust I. Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

This letter relates to $                 aggregate liquidation amount of Trust Preferred Securities which are held in the name of                                  (the “Transferor”).

In connection with such request, and with respect to such Trust Preferred Securities, the Transferor does hereby certify that such Trust Preferred Securities are being transferred in accordance with (i) the transfer restrictions set forth on the Trust Preferred Securities Certificate and (ii) Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), to a transferee that the Transferor reasonably believes is purchasing the Trust Preferred Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy here of to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

(Name of Transferor)

By:
Name:
Title:

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